Standing the Test of Time

Presentation to Analysts
AGA Financial Forum
May 2, 2005


FURN. CO.
L. FISH



PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

But Not Standing Still

Forward-Looking Information

In our presentation today, we will be making some forward-looking statements such as business plans and expectations for future development and earnings growth. Actual results could differ materially from such expectations because of many uncertainties, some of which are listed in the written materials provided to you or in the Company's most recent Form 10-K filed with the Securities and Exchange Commission, as such information may be updated by subsequent filings under the Securities Exchange Act of 1934.

Gas Distribution Is Our Core Business

Ongoing Operating Income (Non-GAAP)*
FY2004


22%
12%
66%

Capital Assets & Equity Investments
FY2004 Year End


16%
7%
77%

Gas Distribution   Oil and Gas   Midwest Businesses

* Includes allocation of Corporate and Other. Excludes restructuring charge of $17.0 million. Peoples Gas' hub activity is included in Gas Distribution.

PEOPLES ENERGY

Peoples Energy Today

Core Gas Distribution Business

- Two utilities serving one million customers in Chicago metropolitan market
- Solid and dependable earnings and cash flow

Profitable Midwest-Based Energy Businesses

- Strategic midstream gas assets
- 800 MW of electric peaking capacity with long-term contracts
- Growing retail energy services business

Successful Oil & Gas Production Business

- Acquire & exploit strategy
- 190 BCFE of proved oil and gas reserves as of 9/30/04

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Outstanding Long-Term Shareholder Returns*

As of March 31, 2005



16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
3 Years
5 Years
10 Years
PGL
S&P 500
S&P Utilities

* Includes reinvested dividends

Source: Bloomberg

Strong and Consistent Dividend



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.80
$2.18
1995
1997
1999
2001
2003
2005

- Cash dividend among strongest and most consistent in industry
- A key component of total long-term shareholder return
- Primarily supported by strong utility cash flows

Consistent Objectives and Strategies

Objectives	Execution Strategies
Enhance and build core gas distribution business	■ Customer service, safety, and reliability ■ Efficiency improvements ■ Regulatory initiatives ■ Expand utility platform

Build diversified energy businesses to enhance growth	■ Oil and gas production
	  ■ Acquire and exploit
	  ■ Drilling program
	■ Expand retail and midstream footprint
	■ Steady power contribution

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Consistent Objectives and Strategies *(continued)*

Objectives	Execution Strategies
Carefully manage risk	■ Conservative operating approach in all businesses ■ Hedging of commodity and weather risk
Maintain strong balance sheet and financial flexibility	■ 50-55% debt target ■ Maintain strong liquidity

Gas Distribution

Gas Distribution – Strong Fundamentals


PEOPLES
ENERGY

- One million customers, primarily residential, in healthy Chicago market
- Track record of strong financial and operating performance
- Moderate and predictable capital requirements
- Strong gas supply position
- Constructive regulatory climate

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Intensified Focus on Efficiency Improvements

Gas Distribution/Corporate Support Employees – ***Fiscal Year End***



2,900
2,700
2,500
2,300
2,100
1,900
1998
1999
2000
2001
2002
2003
2004
2005E

Gas Distribution Capital Spending (Millions) – ***Fiscal Year***



$150
$125
$100
$75
$50
1998
1999
2000
2001
2002
2003
2004
2005E

PEOPLES ENERGY

Successful Organizational Restructuring


Distribution and Corporate Labor Costs
Millions
$150
$100
$50
2001
2002
2003
2004
2005E

- 10%+ reduction in non-union work force
- $15MM+ labor-related savings in FY2005
- New 3-year agreement with PGL union

PEOPLES ENERGY

Lower Bad Debt Expense



Millions
$45
$40
$35
$30
FY 2001 2002 2003 2004 2005E
% of Revenue 2.2% 4.1% 2.8% 2.5% 2.25%

- Improved credit and collection processes
- Reduced by ~ $6MM in FY2004
- Key credit metrics favorable in 2005
- Pursuing improved regulatory collection policy

PEOPLES ENERGY

Deliveries and Margin*

Estimated Deliveries – Weather Normalized



BCF
250
200
150
FY
2001
2002
2003
2004
12 mos. ended 3/31/05

Estimated Distribution Margin* – Weather Normalized



$MIL
500
450
400
350
300
250
FY
2001
2002
2003
2004
12 mos. ended 03/31/05

Utility deliveries and margin have been negatively impacted by customer conservation.

*Non-GAAP, excludes revenue taxes and environmental costs recovered

PEOPLES ENERGY

Regulatory Plan

- Progressive regulatory initiatives will be pursued
  - Weather normalization (proposed rider filed with ICC April 2005)
  - Conservation program
- Seek rate relief, if appropriate
  - Last rate increase was 1995 – 11.1% allowed ROE
  - 2005 estimated regulatory ROE (weather normalized) of 9.0-10.0%
- Resolution of 2001 gas charge case expected by this fall

Gas Distribution – 3-year Outlook



Estimated Weather Normalized Operating Income (Non-GAAP)
Millions
$200
$150
$100
$50
$0
2-4%
FY
2003
2004
2005E
2008E
Normal weather based on 6,427 degree days

- Ongoing efficiency/ process improvement
- Regulatory initiatives
- $150-$160 million segment operating income needed to earn current allowed return

PEOPLES ENERGY

Diversified Energy Businesses

Diversified Energy Portfolio – A Proven Track Record



Operating Income
Millions
$100
$80
$60
$40
$20
$0
FY
2002
2003
2004
2005E
(Excludes corporate and other)

- Portfolio of businesses, $474 million net investment
- $80-$85MM of operating income estimated in FY2005
- 10%+ unlevered, after-tax returns on capital
- Lower risk operating approach
- Targeting 10-15% long-term growth

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Oil & Gas Production – Overview


Production FY2005 YTD
30%
39%
6%
5%
20%
Reserves 9/30/04
32%
31%
5%
13%
19%
Gulf Coast Texas
South Texas
San Juan
Arkoma/East Texas
Other

- Strong industry fundamentals
- Hedge to gas distribution business
- Acquire proven, onshore reserves with upside potential
- Active management vs. passive investment
- Strong returns

PEOPLES ENERGY

Reserves & Production Growth

Proved Reserves

BCFE


200
150
100
50
0
FY
2000
2001
2002
2003
2004
2005E

Average Daily Production

MMCFED


80
60
40
20
0
FY
2000
2001
2002
2003
2004
2005E

Operated Non-Operated

PEOPLES ENERGY

FY2005 Production Performance


Quarterly Production
MMCFED
80
70
60
50
40
30
20
10
0
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2003
2004
2005

- FY2005 production to date below expectations
  - Drilling delays, timing
  - Pipeline curtailments
  - High interest well was a dry hole early in the year
- Production levels expected to increase as capital program is weighted to the 2nd half of the year

FY2005-2008 Gas Hedge Position

Oil and Gas Production

As of April 1, 2005

*Percent of Production Hedged**



NYMEX Prices $/MMBTU
100%
80%
60%
40%
20%
0%
FY
2005E
2006E
2007E
2008E
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Percent Hedged
NYMEX price

* Assumes constant production at FY2005 levels

PEOPLES ENERGY

Oil & Gas Production – 3-Year Outlook



Operating Income
Millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
10-15%
FY
2003
2004
2005E
2008E

- $75MM-$125MM average annual capital spending program
- 5-10% annual production growth target
- Upside beyond 2005 assuming current pricing holds
- Acquisition market difficult in near term

Midwest Based Energy Businesses

Contributions to Operating Income


Midstream
Retail
Power

2004 Operating Income = $29.4MM

- Portfolio of service and asset-based businesses
- Exploit strategic Midwest location
- Leverage expertise and reputation
- Conservative business model

Retail Energy Services

Retail Gas Volumes/Customers



# of Customers (thousands)
Gas Volumes (BCF)
60
40
20
0
30
25
20
15
10
5
0
FY
2002
2003
2004
Volumes
Customers

Operating Income



Millions
$12
$10
$8
$6
$4
$2
$0
FY
2002
2003
2004
2005E

Midstream Services

FY2004
Operating Income Contribution



NGL Peaking
Hub
Wholesale Marketing

- Primarily physical Hub and NGL peaking operations
- Greater integration of midstream/retail going forward
- Shifting growth focus toward asset ownership

Midwest Based Energy Businesses – 3-Year Outlook


Operating Income
Millions
$60
$50
$40
$30
$20
$10
$0
8-12%
FY
2003
2004
2005E
2008E

- Measured expansion of retail and midstream footprints
- More integration of wholesale and retail businesses
- Consistent earnings and cash flow from Elwood/SCEP

Financial Review

FY2005 Six Month Results Ending 3/31



Earnings Per Share
$2.32
$2.15
$1.94
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
FY
2004
2005
GAAP
Non-GAAP

Non-GAAP excludes $0.21 per share restructuring charge in FY2005

- 7% warmer than normal weather, 3% than last year
- Lower weather normalized demand
- Oil and Gas production lower than anticipated
- Higher operating income from

FY2005 EPS Outlook


$3.00
$2.50
$2.00
$1.50
$1.00
$2.18
$2.45
$2.30-$2.45
$2.55-$2.70
2004
2005E
GAAP
Non-GAAP

Non-GAAP excludes $0.27 per share restructuring charge in FY2004
and $0.22 per share restructuring charge in FY2005

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

FY2005 EPS Outlook

	EPS Impact
FY2005 EPS Original Guidance (GAAP)	**$2.50-$2.65**
Restructuring charges	0.22
FY2005 EPS Original Guidance (Non-GAAP)	**$2.75-$2.90**
Warmer than normal weather	(0.20-0.22)
Lower non-weather related deliveries	(0.08-0.10)
Lower oil and gas production results	(0.18-0.21)
Other diversified results	0.12-0.15
Lower utility depreciation rates	0.09-0.11
Other	.02-.04
FY2005 EPS Current Outlook (Non-GAAP)	**$2.55-$2.70**
Restructuring related pension costs	(0.22)
FY2005 EPS Outlook (GAAP)	**$2.30-$2.45**

Gas Distribution – FY2005 Outlook



Operating Income
Millions
$200
$150
$100
$50
$0
FY
2002
2003
2004
2005E
Percent colder (warmer) than normal
(12%)
4%
(5%)
(8%)*
*Through April

- Weather 8% warmer than normal through April
- High gas prices/customer conservation
- Operating costs in line with budget
  - $15MM+ labor cost savings
  - Increased corporate allocation
- Weather insurance recoveries of $3 million

Oil & Gas Production – FY2005 Outlook



Operating Income
Millions
$50
$40
$30
$20
$10
$0
FY
2002
2003
2004
2005E

- Production approximately at FY2004 levels
- Higher realized commodity prices
- $75-$80MM capital program
- Assumes $6.80 average NYMEX price remainder of year
- Limited gas price sensitivity

Midwest Based Energy Businesses – FY2005 Outlook



Operating Income
Millions
$50
$40
$30
$20
$10
$0
FY
2002
2003
2004
2005E
Power
Midstream
Retail

- Combined operating results up sharply
- Retail gas volumes up 7% YTD from prior year/strong margins
- Power, Midstream operating results on track
- Elwood depreciation rate adjustment of ~

PEOPLES ENERGY

Corporate & Other Expenses – FY2005 Outlook



Millions
$50
$40
$30
$20
$10
$0
FY
2002
2003
2004
2005E
GAAP
Non-GAAP*

* Non-GAAP excludes $17 million restructuring charge in FY2004 and $14 million restructuring charge in FY2005

- Lower labor-related costs due to restructuring
- Higher allocations to operating business units

Capital Spending – FY2005 Outlook



Millions
$350
$300
$250
$200
$150
$100
$50
$0
FY
2000
2001
2002
2003
2004
2005E
Gas Distribution
Oil & Gas
Power Generation
Other

- $85MM for Gas Distribution – maintenance level
- $75-$80MM Oil & Gas program – primarily drilling
- Limited capital requirements in Midstream, Retail, Power

PEOPLES ENERGY

Capital Structure

At March 31, 2005


L/T Debt
51%
Equity
49%

FY 2005 Financing Outlook

- Assumes 400,000 new common shares
- No new long-term borrowing
- 83% fixed-rate debt at 3/31/05

Key Investment Considerations

- Core utility business augmented by diversified growth
- Consistent, lower-risk earnings and cash flow
- Strong cash dividend/attractive yield
- Strong balance sheet and liquidity
- Superior long-term shareholder returns

Appendix

Standing the Test of Time


FURN. CO.



But Not Standing Still

PEOPLES ENERGY

Asset Based Operations





Chicago
SCEP
Elwood
Manlove

- One million utility customers
- 6,000 mile gas distribution system
- 35 BCF Manlove storage
- 2 BCF/d transmission pipeline
- 800 MW gas-fired electric peaking capacity in Chicago area (Elwood, SCEP)
- 200,000 MMBTU/d propane-based peaking facility
- 190 BCFE of proved oil and gas reserves as of 9/30/04

Peoples Energy – Senior Leadership Team



Tom Patrick
Chairman, President & CEO



Bill Morrow
Executive VP
Operations



Desiree Rogers
President
Gas Distribution



Steve Nance
President
Oil & Gas Production



Tom Nardi
Senior Vice President
and CFO

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Gas Distribution – Key Statistics

Fiscal	2002	Fiscal 2003	Fiscal 2004
Gas deliveries (MMDth)	225	248	229
Weather — % colder/(warmer) than normal	(12%)	4%	(5%)
Number of customers (000)	992	975	966
Operating Income ($MM)	$170	$174	$135
Capital Assets ($MM)	$1,548	$1,557	$1,572
Capital Spending ($MM)	$93	$82	$78

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Degree Days – FY2005

(+/- % Change from Normal)


6000
4000
2000
-5.3%
-2.5%*
3,080
3,195
3,254
-6.7%
-4.4%*
5,163
5,310
5,533
Quarter Ending 3/31
6 Months Ending 3/31
FY 2005
FY 2004
Normal

*FY2004 %'s based on leap year normals.

In general, each 100 degree day change is estimated to impact EPS by $0.05.

2001 Gas Charge Case – Status

- ICC annually reviews prudency of gas purchases, which are passed through to customers under PGA mechanism
- 2001 costs in dispute – ICC case ongoing since 2002
- Recent Illinois Attorney General/City of Chicago action raises substantially the same issues
- ICC hearings held in April, ruling expected by this fall
- Company position remains unchanged –
  - Purchasing practices were prudent and in best interests of customers
  - Gas purchasing practices consistent with standards previously applied by ICC

Oil & Gas Production – Reserves and Production

As of Sept. 30, 2004


Rockies
Production 2%
Reserves 1%
San Juan Basin
Production 15%
Reserves 19%
Arkoma Basin
Production 4%
Reserves 6%
East Texas
Production 1%
Reserves 7%
South Texas
Production 40%
Reserves 31%
Gulf Coast TX
Production 35%
Reserves 32%
Gulf Coast LA
Production 3%
Reserves 4%

PEOPLES ENERGY

Oil & Gas Production – U.S. Natural Gas Reserve Position

Rank	1999	2000	2001	2002	2003
1	ExxonMobil	BP PLC	ExxonMobil	ExxonMobil	ExxonMobil
2	BP Amoco	ExxonMobil	ChevronTexaco	ConocoPhillips	Chevron Texaco
5	Texaco	El Paso	El Paso	Burlington Res	Burlington Res
10	Anadarko	Devon Energy	Devon Energy	Williams	Williams
20	Louis Dreyfus	Louis Dreyfus	Chesapeake	Pioneer	Cabot Oil & Ga
30	Cabot Oil & Gas	Cabot Oil & Gas	Newfield	Pogo	Western Gas Res
40	MCNIC Oil & Gas	Tom Brown	Tom Brown	Range Resources	Cimarex
45	Forest Oil	Range Resources	EEX	Belden & Blake	Penn Virginia
50	Belco	Belden & Blake	Fidelity	3TEC Energy	Whiting Petroleum
56	Western Gas Res	Seneca	ONEOK	Denbury	**Peoples Energy**
60	Stone Energy	Stone Energy	Helmerich & Payne	Spinnaker	
66	Montana Power	Chieftain	Matador	**Peoples Energy**	
70	CMS Oil & Gas	KCS Energy	Petr Development		
72	Quicksilver	Penn Virginia	**Peoples Energy**		
75	Unit	Spinnaker			
80	Nuevo Energy	Callon			
90	TransTexas Gas	Mallon Res			
100	Brigham Expl	CMS Oil & Gas			
108	Petsec Energy	**Peoples Energy**			
113	Wiser Oil				
117	**Peoples Energy**				

Source: Oil & Gas Journal

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Oil & Gas Production – Acquisitions



NEW MEXICO
OKLAHOMA
TEXAS

Other Properties

FY2001-2003

- Alvarado Field – $120MM
- East White Point Field – $10MM
- Magnum Hunter Assets – $33MM
- Corpus Christi West Field – $9MM

FY2004

- Gulf Coast Texas (3 fields) – $33MM
- East Texas – $9.5MM

FY2005

- Jennings Ranch – $6MM
  - Shallow Redevelopment Play
  - 27,600 Gross Acres
  - FY 2006 and Beyond Inventory

Oil & Gas Production – Acquisition Program Results

Inception thru 9/30/04

	Cost $MM	Proved Reserve Additions (BCFE)	$/MCFE
Initial Acquisition*	$316	227	$1.39
Development & Exploitation (including revisions)	$143	60**	$2.40
Investment to Date***	$459	287	$1.60

* Reserve replacement ratio from initial acquisitions — 214%

** Increase of 26% over proved reserves acquired

*** Does not include $38MM spent on 3rd party drilling deals and exploration

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Oil & Gas Production – Drilling & Exploitation Results

	Fiscal 2002-04	Fiscal 2004	Fiscal 2005E YTD
Gross Wells Drilled	116	47	22
Operated Percentage	67%	70%	68%
Success Rate	89%	91%	91%
Reserves Added (BCFE)	64	16	10-12
Reserves Added & Developed (BCFE)	119	42	15-20
Capital (MM)	$145	$59	$30
Reserve Replacement Ratio	88%	58%	75-100%

Oil and Gas Production – Key Financial Metrics

	FY2001	FY2002	FY2003	FY2004
Net Realized Gas Price ($/MCF)	$3.27	$3.11	$4.16	$4.44
Net Realized Oil Price ($/BBL)	$23.38	$19.05	$22.90	$26.85
Lease Operating Expense ($/MCFE)	$0. 48	$0.40	$0.42	$0.48
G&A ($/MCFE)	$0.27	$0.43	$0.37	$0.37
DD&A ($/MCFE)	$1.39	$1.40	$1.62	$1.69
Operating Income Margin ($/MCFE) – GAAP	$1.19	$0.83	$1.23	$1.49
Operating Income Margin* ($/MCFE)	$0.79	$0.94	$1.21	$1.35

*Excluding Equity Investment Income (Loss)

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Oil and Gas Production – FY2005-2008 Gas Hedge Position

As of 4/1/05

Volume – Millions of Mmbtu	Remaining 2005	2006	2007	2008
Swaps	4.9	10.7	8.0	2.2
Collars	6.8	6.4	3.8	–
Total	11.7	17.1	11.8	2.2

Pricing – per Mmbtu	Remaining 2005	2006	2007	2008
Swap price	$4.44	$5.02	$5.37	$5.36
Collars	$4.57-$5.45	$4.34-$5.56	$5.07-$5.80	
Total	$4.51-$5.03	$4.76-$5.22	$5.27-$5.51	$5.36

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Midstream Services – Key Statistics

	Fiscal 2002	Fiscal 2003	Fiscal 2004
Wholesale volumes sold (MMDth)	42	57	64
Hub volumes delivered (MMDth)	25	20	19
Operating income ($MM)	$13	$14	$11
Capital Assets and Equity Investment ($MM)	$6	$6	$6
Capital Spending ($MM)	$0	$0	$0

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Retail Energy Services – Key Statistics

	Fiscal 2002	Fiscal 2003	Fiscal 2004
Gas sales usage sendout (MMDth)	36	42	48
Number of gas customers (000)	12	19	25
Electric sales usage sendout (Mwh)	854	924	1,113
Number of electric customers	1,005	1,463	1,901
Operating Income ($MM)	$2	$4	$7
Capital Assets and Equity Investment ($MM)	$8	$7	$6
Capital Spending ($MM)	$0	$1	$2

Power Generation – Equity Investments


Elwood

The Elwood Plant

- At 1,400MW, one of the largest peaking facilities in the U.S.
- 50 / 50 venture between Peoples and Dominion
- Long-term contracts with Exelon & Aquila (expires 2012 & 2017)
- Non-recourse financing
- Midstream business provides fuel management


SCEP

Southeast Chicago Energy Plant

- 350MW gas-fired peaking facility
- Peoples is a 29% JV partner with Exelon
- Exelon is power offtake customer under a 20-yr agreement
- Midstream business provides fuel management

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Power Generation – Key Statistics

	Fiscal 2002	Fiscal 2003	Fiscal 2004
Operating Income ($MM)	$10	$11	$11
Capital Assets and Equity Investment ($MM)	$124	$119	$124
Capital Spending ($MM)	$57	$3	$3

Financial – Common Stock Information

	9/30/04	3/31/05
Market Price	$41.68	$41.92
Market Capitalization	$1.6B	$1.6B
Annualized Dividend Rate	$2.16	$2.18
Dividend Yield	5.2%	5.2%
Book Value Per Share	$23.06	$23.12
Market Price as a Per Cent of Book Value	181%	181%

Financial – Credit Ratings

	Peoples Energy	Peoples Gas/ North Shore Gas
Moody's		
Senior Secured Debt	n.a.	Aa3
Senior Unsecured Debt	A3	n.a.
Commercial Paper	P-2	P-1
Ratings Outlook	Stable	Stable
Standard & Poor's		
Corporate Credit Rating	A-	A-
Senior Secured Debt	n.a.	A-
Senior Unsecured Debt	BBB+	n.a.
Commercial Paper	A-2	A-2
Ratings Outlook	Stable	Stable
Fitch		
Senior Secured Debt	n.a.	AA-
Senior Unsecured Debt	A	n.a.
Commercial Paper	F1	F1
Ratings Outlook	Stable	Stable

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Standing the Test of Time


L. FISH
FURN. CO.



But Not Standing Still

PEOPLES ENERGY

Celebrating 150 Years of Safe and Reliable Energy